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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 28, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                    0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 2.02  Results of Operations and Financial Condition.

     On July 27, 2006, Simtek Corporation (the "Company") issued a press release titled, "Simtek Reports Second Quarter and First Half 2006 Financial Results".

     Total revenue was $6.9 million for the second quarter of 2006, including royalty revenue of $0.5 million. Product sales for the second quarter was $6.4 million, an increase of 192% from $2.2 million in the second quarter of 2005, and an increase of 36% quarter-over-quarter compared to Q1 2006 product sales of $4.7 million. The Company reported a net loss for 2006's second quarter of $1.5 million or $0.01 per share, compared to a net loss of $2.9 million or $0.05 per share for the second quarter of 2005. Excluding the effects of stock options and amortization of acquisition related costs, the net loss was $0.9 million for the second quarter of 2006. There were no such charges in the 2005 period.

     Total revenue for the first six months of 2006 was $12.7 million, including royalty revenue of $1.5 million. Product sales for the first six months of 2006 were $11.2 million, an increase of 115% from $5.2 million in the first six months of 2005. The Company reported a net loss for the six months ended June 30, 2006 of $2.4 million or $0.02 per share, compared to a net loss of $3.9 million or $0.06 per share for the same period in 2005. Excluding the effects of stock options and amortization of acquisition related costs, the net loss was $1.4 million for the 2006 period. There were no such charges in the 2005 period.

     The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 9.01  Financial Statements and Exhibits.

     (d)   Exhibits.

           Exhibit Number    Description
           --------------    -----------

               99.1 Press Release, dated July 27, 2006, titled "Simtek Reports Second Quarter and First Half 2006 Financial Results".























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIMTEK CORPORATION


                                       By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


July 28, 2006



































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                                  EXHIBIT INDEX



Exhibit Number        Description

     99.1 Press Release, dated July 27, 2006, titled "Simtek Reports Second Quarter and First Half 2006 Financial Results".









































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